Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2025
Noncontrolling Interest [Abstract]
Redeemable Non-controlling Interests

20. REDEEMABLE NON-CONTROLLING INTERESTS

On November 30, 2023, the Group acquired additional 35.17% equity interest of Beijing OrionStar from certain of the existing shareholders of Beijing OrionStar, including Mr. Sheng Fu, chief executive officer and director of the Company, for an aggregate cash consideration of RMB268,724. The Group held, taking into account its existing shareholding, 72.91% of Beijing OrionStar’s equity interest and consolidated the financial results of Beijing OrionStar since November 30, 2023.

In January, 2024, the Group further invested US$16.7 million in cash and converted all of the principal and the accrued interest under the convertible loan with principal amount of RMB100 million that the Group provided to Beijing OrionStar in 2021 into Beijing OrionStar's equity interest. Additionally, Gongqingcheng Orion Industrial Investment Center (Limited Partnership) (the "Fund") made an investment of RMB150 million, into Beijing OrionStar. One of the Group’s wholly-owned subsidiaries, Conew Network, is one of the limited partners of the Fund and currently owns 49.5% interest in the Fund. After the completion of the investment, the Group held, both directly and indirectly, 73.95% equity interest in Beijing OrionStar, including the stake it holds indirectly through the Fund. The indirect interest held by the Group through the Fund is considered to be controlled by the Group and the other limited partner and the fund manager of the fund holds preferred shares and are recognized as mezzanine equity of the Group.

According to Beijing OrionStar’s article of association and related investment agreements, certain non-controlling shareholders have the right to cause the Group to purchase all (but not less than all) of the shares at put option price. The exercise of the put option is subject to certain conditions as set out in the article of association and related investment agreements of Beijing OrionStar, which is not solely within the control of the Beijing OrionStar. Such shares held by the non-controlling shareholders are recognized as mezzanine equity of the Group. In addition, in the event of any liquidation, dissolution or winding up of Beijing OrionStar, either voluntarily or involuntarily, certain non-controlling shareholders have the right to receive the certain liquidation preference price before the holders of ordinary shares, and ratably participate in distribution of the remaining assets after fully been paid of the liquidation preference price. In January 2025, a certain non-controlling shareholder’s shares became redeemable with a trigger-date redemption price of RMB79.4 million upon meeting specific triggering events outlined in the agreements. These shares continue to be classified as mezzanine equity of the Group under ASC 480-10-S99-3A.

The Group accretes changes in the redemption value over the period from the date that it becomes probable that the mezzanine equity will become redeemable to the earliest redemption date using the effective interest method. The redeemable non-controlling interests for the years ended December 31, 2023, 2024 and 2025 are summarized below:

For the year ended December 31,

Balance as of January 1, 2023	—
Issuance	105,726
Accretion	252
Balance as of December 31, 2023	105,978
Issuance	75,750
Accretion	7,997
Balance as of December 31, 2024	189,725
Issuance	—
Accretion	7,835
Balance as of December 31, 2025	197,560
Balance as of December 31, 2025, in US$	28,251